Investor Presentation September 2017 NASDAQ: FNJN

Safe Harbor Statement The following presentation is prepared as of September, 2017 and outlines matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of Finjan Holdings, Inc. (“Finjan”, “we” or “us”). This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding our expectations, intentions, beliefs and projections about our future results, performance, prospects and opportunities. These statements can be identified by the fact that they do not relate strictly to historical or current facts or by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” “will,” “will be,” “would,” the negative of these terms and similar expressions, but this is not an exclusive way of identifying such statements. Readers are cautioned that forward-looking statements are not guarantees of future performance. Our actual results, performance and achievements may differ materially from those expressed in, or implied by, the forward-looking statements contained in this presentation as a result of various risks, uncertainties and other factors. Important factors that could cause our actual results to differ materially from our expectations include, without limitation, our ability to execute our business plan, the outcome of pending or future enforcement actions, our ability to expand our technology portfolio, the enforceability of our patents, the continued use of our technology in the market, the development of a liquid trading market for our securities and other factors described under Item 1A, “Risk Factors,” as set forth in the Company’s Annual Report on Form 10-K filed on March 27, 2017 or Quarterly Report on Form 10-Q filed with the SEC and any subsequent quarterly or current reports. The Company will continue to file annual, quarterly and current reports, proxy statements and other information with the SEC. Forward looking statements speak only as of the dates specified in such filings or presentations. Except as expressly required under federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after any such date, whether as a result of new information or future events or otherwise. You should not place undue reliance on the forward-looking statements included in this presentations or that may be made elsewhere from time to time by us, or on our behalf. All forward- looking statements attributable to us are expressly qualified by these cautionary statements. Our filings with the SEC are available to the public on, and may be reviewed at, the SEC’s internet website www.sec.gov and on Finjan’s web site www.finjan.com. You may also read and copy any document that Finjan files with the SEC at the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room and their copy charges. © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 2

* Retirement of Series A Preferred shares and Contingencies (totaling $9.5M), Series A-1 and Common share offering raised $25.7M ** Does not include Jury awards currently >$40M and does not include contracted revenue Strong Momentum Entering 2nd Half of 2017 © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 3

© 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 19 $15.3M Series A-1 Preferred 2017 $13M Public Offering 2017 • 15.3M Series A Preferred Stock; 153K shares @ $100 per share • Warrant to purchase 2.3M common shares at $3.18; exercisable following 3 month anniversary up to 36 months • Issued 3.6M common shares at $3.15. Approximately $11.3M to Company • Exercised over-allotment option of 540,000 shares closed on July 25 an additional $1.7M to Company 4 Cash $40M Capital Raise Activity in the Second Quarter Finjan Sends Strong Message with Strengthened Balance Sheet Balance Sheet as of 6/30/17

Finjan Highlights © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 5 Investment in Innovation Landmark Patented Technology: (1) Finjan, Inc. (2) Finjan Mobile (3) Finjan Blue Experienced Management Team Successful Licensing & Enforcement History Mobile Security Products Strong Revenue Momentum Bolstered Balance Sheet Advisory Services and Cybersecurity Thought Leadership Proven Innovator with Multiple Pathways Towards Future Growth

Cybersecurity: An Escalating Challenge Across Industries Business/Retail • 495 breaches (45%) • 5,669,711 records compromised Cybersecurity Products and Services – to grow from $75 billion in 2015 to $175 billion by 2020* Cyber Risk Insurance Market – projected to triple from $2.5 billion in 2015 to $7.5 billion by 2020** Healthcare • 376 breaches (34%) • 15,942,053 records compromised Banking/Credit/Financial • 52 breaches (5%) • 72,262 records compromised Government/Military • 72 breaches (7%) • 13,869,571 records compromised Data from 2016 ITRC Breaches as of January 18, 2017. Logos from companies having highly visible breaches over the last 18 months *Nigam, founder of security advisory firm SSP Blue, expert in online safety and privacy; led security efforts at Microsoft and News. ** PwC Global State of Information Security Survey 2016. © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 6

Global Issue © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 7 “Rome wasn’t built in a day, but data breaches frequently were. The time to compromise is almost always days or less, if not minutes or less.” – Verizon Data Breach Report 2016 64,199 Security Incidents 82 Countries Reporting 2,260 Confirmed Data Breaches 700M Compromised Records $400B Cost Quadrupled From 2013 – 2015* $1.2T Costs To Quadruple by 2019** Verizon Data Breach Investigation Report for 2016: countries represented in combined caseload * Lloyd’s of London ** Juniper Research

20 Years at the Center of Cybersecurity Finjan Technology & Patent Licensing Software & Hardware Malicious Code Research Center M86/Trustwave Merger Innovation Fund (JVP) NASDAQ: FNJN Finjan Mobile Cyberisk Advisory Services © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 8 Finjan Blue Finjan Blue +25 Patents

© 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 9 IP Licensing Portfolio of landmark cybersecurity patents resulting from internal R&D, in-house product development and strategic partnerships Patents cover core functionality and features used in modern security architectures Finjan Cybersecurity Business Diversified public company focused in four areas Finjan Mobile VitalSecurity™ to protect consumer’s mobile devices from the internet’s malicious content; incorporates Finjan patented technologies Exploring protecting mobile phones in the workplace while securing personal and corporate data Cybersecurity Advisory Services CybeRisk™ Security Solutions Ltd. Based in Palo Alto with offices in Tel Aviv Risk assessment & Risk advisory services tailored to meet compliance and governance needs from “server room to the board room” Investments In Innovation $5M commitment to innovation fund managed by Jerusalem Venture Partners (JVP) Limited Partner in early-stage cybersecurity technology companies alongside Cisco, Qihoo360 and Alibaba

Expansive and Growing License Opportunity © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 10 >$250M in Licensing Fees Generated, to-date Large and untapped universe remains

NDCA Judge Freeman BC1: Jury Award of $39.5M; CAFC September 8, 2017 BC2: Trial October 30, 2017 Germany Trial: November 27, 2017 Blue Coat acquired by Symantec for $4.65B NDCA Judge Gilliam Claim Construction Completed Trial April 9, 2018 SDCA Judge Bencivengo Transferred to San Diego; Markman September 26, 2017 Germany Trial: October 5, 2017 NDCA Judge Freeman Recently assigned to presiding Judge in BC cases Markman April 20, 2017; Trial June 1, 2020 NDCA Judge Hamilton All IPR’s resolved, Stay still in place NDCA Judge Armstrong Stay lifted March 28; Markman January 19, 2018 NDCA Judge Freeman Case initiated August 4, 2017 NDCA Judge TBD Case initiated August 16, 2017 Select Litigation Catalysts 11 Recent trial victories with >$40M in outstanding judgments; 3 trials and 1 CAFC appeal in 2017 © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED

“Finjan shows patent owner can prevail at IPR institution stage” ~ Practicing Law Institute “Finjan Scores 2 USPTO Wins Over Cybersecurity Patents” ~ Law360 “USPTO rulings on Finjan patents strengthen cases against Blue Coat Systems and others” ~ ThePatentInvestor “Finjan wins big patent victory as USPTO denies institution on 6 Symantec IPR petitions” ~ IP Watchdog “Sophos was hit by a $15 million infringement verdict in a case brought by publicly traded Finjan Holdings, Inc., The latest development in a litigation campaign that has stretched on for over a decade.” ~ RPX “Comb through records of intellectual property disputes in the cybersecurity market and one name comes up again and again….Finjan Holdings Inc.” ~ Bloomberg “Finjan patents ranked #4 of “patent owners that had their patents challenged in petitions for IPR, CBM or PGR Review in 2015.” ~ Docket Navigator Finjan, Inc.: Durable Cybersecurity Patent Portfolio © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 9 80% Success Rate in Defeating Administrative Challenges at the USPTO and PTAB 12 99% Patent Claims Remain Unchanged

VitalSecurityVPNTM Features at Launch © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 13 1. Pass code and opt-in biometric security 2. Walk through tutorial screens for new users 3. Standard browser features and options 4. Best-in-class malicious code scanning 5. Tracker opt-out toggles 6. VPN selection and confirmation screens 7. Available on Mac and Windows PC platforms Browser Represents Best of Class Technologies in a Number of Categories 1 2 3 4 5 6 7 $51.99

CybeRisk Advisory Services 14 © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED Australian Embassy Israel • Risk Assessment & Risk Advisory Services – Attack and penetration testing – Risk and oversight – Threat intelligence – Defense optimization – Thought leadership

Finjan Blue, Inc. - New Subsidiary in Collaboration with IBM © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 15 Cooperative Relationship with IBM • IBM and Finjan Blue to cooperatively monetize assigned patents • Two companies will evaluate new opportunities from these or additional assets in the future Key Terms • IBM assigns 25 issued US and 16 issued and pending patents worldwide • IBM to support licensing and development efforts • Finjan Holdings to invest $8.5M over 5 years with IBM • Finjan to manage the monetization and retain all net proceeds from Finjan Blue

Investor Summary © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 16 Key Statistics As of June 30, 2017 Ticker FNJN (NASDAQ) 52-Week Trading Range $1.00 - $4.06 Common Shares Outstanding 27.5M Current Cash $39.9M Licensing Fees Under Contract* $5.9M Preferred Shares Outstanding 15.3M Debt $0 * Licensing Fees Under Contract over the next 12 months

Contact Us © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 17 www.finjan.com Vanessa Winter Director of Investor Relations Finjan Holdings, Inc. 650-282-3245 vanessa@finjan.com 2000 University Ave., Suite 600 E. Palo Alto, CA 94303 @FinjanHoldings Linkedin.com/company/finjan Facebook.com/FinjanHoldings